SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED FEBRUARY 22, 2005

TO PROSPECTUSES DATED APRIL 30, 2004
FOR MFS REGATTA GOLD, MFS REGATTA PLATINUM, MFS REGATTA CHOICE,
MFS REGATTA EXTRA, MFS REGATTA FLEX II, and MFS REGATTA CHOICE II,

TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA ACCESS, MFS REGATTA CLASSIC, and MFS REGATTA FLEX-4

AND TO PROSPECTUS DATED MAY 1, 2001 FOR MFS REGATTA

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective April 1, 2005, the MFS/Sun Life Managed Sectors Series (the "Fund") will not be available for investment by Contacts purchased on or after April 1, 2005.

It is anticipated that on or about April 22, 2005, depending upon shareholder approval, the Fund will be liquidated and will not be available for further investment after that date.